Tidewater Reports Second Quarter Results For Fiscal 2015

NEW ORLEANS, LA. November 3, 2014 — Tidewater Inc. (NYSE:TDW) announced today second quarter net earnings for the period ended September 30, 2014, of $60.9 million, or $1.22 per common share, on revenues of $397.5 million. For the same quarter last year, net earnings were $54.2 million, or $1.09 per common share, on revenues of $367.9 million. The immediately preceding quarter ended June 30, 2014, had net earnings of $43.7 million, or $0.88 per common share, on revenues of $385.7 million.

As previously announced, Tidewater will hold a conference call to discuss September quarterly earnings on Tuesday, November 4, 2014, at 10:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-771-4371 if calling from the U.S. or Canada (1-847-585-4405 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on November 4, 2014, and will continue until 11:59 p.m. Central time on November 6, 2014. To hear the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.). The conference call ID number is 38313425.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, (http://www.tdw.com). The online replay will be available until December 4, 2014.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the Company involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s recent Forms 10-Q and 10-K.

Tidewater is the leading provider of Offshore Service Vessels (OSVs) to the global energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC. CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited) (In thousands, except share and per share data)
	Quarter Ended September 30,		Six Months Ended September 30,
	2014	2013	2014	2013
Revenues:
Vessel revenues	$390,952	363,668	772,462	695,298
Other operating revenues	6,572	4,269	10,739	6,724
	397,524	367,937	783,201	702,022
Costs and expenses:
Vessel operating costs	212,819	195,316	430,063	391,477
Costs of other operating revenues	6,560	4,040	11,221	6,060
General and administrative	46,762	46,038	97,822	96,518
Vessel operating leases	6,542	3,971	13,082	8,002
Depreciation and amortization	43,708	42,056	86,819	82,164
Gain on asset dispositions, net	(3,590)	(49)	(6,533)	(2,189)
	312,801	291,372	632,474	582,032
Operating income	84,723	76,565	150,727	119,990
Other income (expenses):
Foreign exchange gain	5,408	3,017	4,119	2,928
Equity in net earnings of unconsolidated companies	3,821	3,781	9,104	8,201
Interest income and other, net	499	538	1,121	1,278
Loss on early extinguishment of debt	—	(4,144)	—	(4,144)
Interest and other debt costs, net	(12,559)	(9,918)	(25,688)	(18,831)
	(2,831)	(6,726)	(11,344)	(10,568)
Earnings before income taxes	81,892	69,839	139,383	109,422
Income tax expense	21,067	15,667	34,859	25,167
Net earnings	$60,825	54,172	104,524	84,255
Less: Net earnings attributable to noncontrolling interests	$(82)	—	(56)	—
Net earnings attributable to Tidewater Inc.	$60,907	54,172	104,580	84,255

Basic earnings per common share	$1.23	1.10	2.11	1.71

Diluted earnings per common share	$1.22	1.09	2.10	1.70

Weighted average common shares outstanding	49,582,086	49,274,816	49,581,707	49,253,409
Dilutive effect of stock options and restricted stock	230,841	448,303	219,607	395,983
Adjusted weighted average common shares	49,812,927	49,723,119	49,801,314	49,649,392

TIDEWATER INC. CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited) (In thousands, except share and par value data)
ASSETS	September 30, 2014	March 31, 2014
Current assets:
Cash and cash equivalents	$124,315	60,359
Trade and other receivables, net	276,425	252,421
Due from affiliate	407,995	429,450
Marine operating supplies	63,531	57,392
Other current assets	24,639	20,587
Total current assets	896,905	820,209
Investments in, at equity, and advances to unconsolidated companies	70,803	63,928
Properties and equipment:
Vessels and related equipment	4,564,784	4,521,102
Other properties and equipment	98,965	97,714
	4,663,749	4,618,816
Less accumulated depreciation and amortization	1,013,762	997,208
Net properties and equipment	3,649,987	3,621,608
Goodwill	283,699	283,699
Other assets	101,071	96,385
Total assets	$5,002,465	4,885,829

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$63,346	74,515
Accrued expenses	144,135	157,302
Due to affiliate	127,287	86,154
Accrued property and liability losses	3,238	3,631
Current portion of long term debt	10,020	9,512
Other current liabilities	73,953	70,567
Total current liabilities	421,979	401,681
Long-term debt	1,496,203	1,505,358
Deferred income taxes	111,312	108,929
Accrued property and liability losses	7,553	5,286
Other liabilities and deferred credits	188,694	179,204

Commitments and Contingencies

Equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 49,728,092 shares at September 30, 2014 and 49,730,442 shares at March 31, 2014	4,973	4,973
Additional paid-in capital	153,513	142,381
Retained earnings	2,623,636	2,544,255
Accumulated other comprehensive loss	(11,728)	(12,225)
Total stockholders’ equity	2,770,394	2,679,384
Noncontrolling Interests	6,330	5,987
Total equity	2,776,724	2,685,371
Total liabilities and equity	$5,002,465	4,885,829

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Unaudited)

(In thousands)

	Quarter Ended September 30,		Six Months Ended September 30,
	2014	2013	2014	2013
Net earnings	$60,825	54,172	104,524	84,255
Other comprehensive income/(loss):
Unrealized gains/(losses) on available for sale securities, net of tax of $17, $(93), $71 and $(33)	32	(173)	133	(62)
Amortization of loss on derivative contract, net of tax of $63, $62, $125 and $125	117	116	233	233
Change in other benefit plan minimum liability, net of tax of $0, $0, $70 and $0	—	—	131	—
Total comprehensive income	$60,974	54,115	105,021	84,426

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Six Months Ended September 30,
	2014	2013
Operating activities:
Net earnings	$104,524	84,255
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	86,819	82,164
Provision (benefit) for deferred income taxes	1,287	(10,215)
Gain on asset dispositions, net	(6,533)	(2,189)
Equity in earnings of unconsolidated companies, less dividends	(6,875)	(6,167)
Compensation expense - stock-based	11,075	10,999
Excess tax benefit on stock options exercised	—	(341)
Changes in assets and liabilities, net:
Trade and other receivables	(24,258)	776
Changes in due to/from affiliate, net	62,555	(131,974)
Marine operating supplies	(6,139)	9,363
Other current assets	(4,052)	(10,666)
Accounts payable	(15,652)	(3,893)
Accrued expenses	(13,358)	(10,390)
Accrued property and liability losses	(393)	39
Other current liabilities	450	276
Other liabilities and deferred credits	(1,245)	(531)
Other, net	(2,916)	(1,678)
Net cash provided by operating activities	185,289	9,828
Cash flows from investing activities:
Proceeds from sales of assets	3,999	7,646
Proceeds from sale/leaseback of assets	32,751	65,550
Additions to properties and equipment	(128,411)	(220,309)
Payments for acquisition, net of cash acquired	—	(127,737)
Other	(13)	(687)
Net cash used in investing activities	(91,674)	(275,537)
Cash flows from financing activities:
Debt issuance costs	—	(3,845)
Principal payment on long-term debt	(25,996)	(691,615)
Debt borrowings	20,000	986,262
Proceeds from exercise of stock options	1,025	4,421
Cash dividends	(25,038)	(24,890)
Excess tax benefit on stock options exercised	—	341
Other	350	—
Net cash (used in) provided by financing activities	(29,659)	270,674
Net change in cash and cash equivalents	63,956	4,965
Cash and cash equivalents at beginning of period	60,359	40,569
Cash and cash equivalents at end of period	$124,315	45,534

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest, net of amounts capitalized	$26,328	23,338
Income taxes	$32,414	32,144
Supplemental disclosure of non-cash investing activities:
Additions to properties and equipment	$3,845	4,157
Increase in receivables due to sale of shipyard	$—	6,500

TIDEWATER INC.
CONDENSED CONSOLIDATED STATEMENTS OF EQUITY
(Unaudited)
(In thousands)
	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive loss	Non controlling interest	Total
Balance at March 31, 2014	$4,973	142,381	2,544,255	(12,225)	5,987	2,685,371
Total comprehensive income	—	—	104,580	497	(56)	105,021
Exercise of stock options	3	1,022	—	—	—	1,025
Cash dividends declared ($.50 per share)	—	—	(25,199)	—	—	(25,199)
Amortization of restricted stock units	1	8,320	—	—	—	8,321
Amortization/cancellation of restricted stock	(4)	1,790	—	—	—	1,786
Cash received from noncontrolling interests	—	—	—	—	449	449
Cash paid to noncontrolling interests	—	—	—	—	(50)	(50)
Balance at September 30, 2014	$4,973	153,513	2,623,636	(11,728)	6,330	2,776,724

Balance at March 31, 2013	$4,949	119,975	2,453,973	(17,141)	—	2,561,756
Total comprehensive income	—	—	84,255	171	—	84,426
Exercise of stock options	12	4,763	—	—	—	4,775
Cash dividends declared ($.50 per share)	—	—	(25,035)	—	—	(25,035)
Amortization of restricted stock units	—	6,220	—	—	—	6,220
Amortization/cancellation of restricted stock	(3)	2,428	—	—	—	2,425
Balance at September 30, 2013	$4,958	133,386	2,513,193	(16,970)	—	2,634,567

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues for the quarters and the six-month periods ended September 30, 2014 and 2013 and for the quarter ended June 30, 2014, were as follows:

	Quarter Ended September 30,				Six Months Ended September 30,				Quarter Ended June 30,
(In thousands)	2014	%	2013	%	2014	%	2013	%	2014	%
Vessel revenues:
Americas	$134,013	34%	101,929	28%	253,996	33%	192,173	28%	119,983	31%
Asia/Pacific	45,989	12%	37,430	10%	86,238	11%	80,386	12%	40,249	11%
Middle East/North Africa	48,837	13%	45,370	13%	104,376	14%	86,583	12%	55,539	15%
Sub-Saharan Africa/ Europe	162,113	41%	178,939	49%	327,852	42%	336,156	48%	165,739	43%
Total vessel revenues	$390,952	100%	363,668	100%	772,462	100%	695,298	100%	381,510	100%

Vessel operating costs:
Crew costs	$114,634	29%	100,767	28%	225,919	29%	193,999	28%	111,285	29%
Repair and maintenance	39,332	10%	38,996	11%	87,064	11%	87,089	13%	47,732	13%
Insurance and loss reserves	1,982	1%	3,926	1%	7,376	1%	9,946	1%	5,394	1%
Fuel, lube and supplies	22,820	6%	19,354	5%	45,189	6%	38,159	5%	22,369	6%
Other	34,051	8%	32,273	9%	64,515	9%	62,284	9%	30,464	8%
Total vessel operating costs	212,819	54%	195,316	54%	430,063	56%	391,477	56%	217,244	57%
Vessel operating margin (A)	$178,133	46%	168,352	46%	342,399	44%	303,821	44%	164,266	43%

Note (A): The following table reconciles vessel operating margin as presented above to operating profit for the quarters and the six-month periods ended September 30, 2014 and 2013 and for the quarter ended June 30, 2014:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
(In thousands)	2014	2013	2014	2013	2014
Vessel operating margin	$178,133	168,352	342,399	303,821	164,266
General and administrative - vessel operations	(36,612)	(33,925)	(74,281)	(67,735)	(37,669)
Vessel operating leases	(6,542)	(3,971)	(13,082)	(8,002)	(6,540)
Depreciation and amortization - vessel operations	(41,974)	(41,267)	(83,399)	(80,663)	(41,425)
Vessel operating profit	$93,005	89,189	171,637	147,421	78,632

The company’s other operating profit for the quarters and the six-month periods ended September 30, 2014 and 2013 and for the quarter ended June 30, 2014, consists of the following:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
(In thousands)	2014	2013	2014	2013	2014
Other operating revenues	$6,572	4,269	10,739	6,724	4,167
Costs of other marine revenues	(6,560)	(4,040)	(11,221)	(6,060)	(4,661)
General and administrative - other operating activities	(1,207)	(11)	(2,266)	(836)	(1,059)
Depreciation and amortization - other operating activities	(898)	—	(1,768)	(2)	(870)
Other operating profit (loss)	$(2,093)	218	(4,516)	(174)	(2,423)

The company’s operating income and other components of earnings before income taxes, and its related percentage of total revenues for the quarters and six-month periods ended September 30, 2014 and 2013 and for the quarter ended June 30, 2014, were as follows:

	Quarter Ended September 30,				Six Months Ended September 30,				Quarter Ended June 30,
(In thousands)	2014	%	2013	%	2014	%	2013	%	2014	%
Vessel operating profit
Americas	$36,778	9%	23,675	6%	66,986	9%	43,976	6%	30,208	8%
Asia/Pacific	7,414	2%	4,807	1%	6,443	1%	15,096	2%	(971)	(1%)
Middle East/North Africa	7,367	2%	13,446	4%	19,160	2%	23,569	4%	11,793	3%
Sub-Saharan Africa/Europe	41,446	10%	47,261	13%	79,048	10%	64,780	9%	37,602	10%
	93,005	23%	89,189	24%	171,637	22%	147,421	21%	78,632	20%
Other operating profit (loss)	(2,093)	(1%)	218	<1%	(4,516)	(1%)	(174)	(<1%)	(2,423)	(1%)
	90,912	22%	89,407	24%	167,121	21%	147,247	21%	76,209	19%

Corporate general and administrative expenses	(8,943)	(2%)	(12,102)	(4%)	(21,275)	(3%)	(27,947)	(4%)	(12,332)	(3%)
Corporate depreciation	(836)	(<1%)	(789)	(<1%)	(1,652)	(<1%)	(1,499)	(<1%)	(816)	(<1%)
Corporate expenses	(9,779)	(2%)	(12,891)	(4%)	(22,927)	(3%)	(29,446)	(4%)	(13,148)	(3%)

Gain on asset dispositions, net	3,590	1%	49	<1%	6,533	1%	2,189	<1%	2,943	1%
Operating income	$84,273	21%	76,565	21%	150,727	19%	119,990	17%	66,004	17%
Foreign exchange gain (loss)	5,408	1%	3,017	1%	4,119	1%	2,928	<1%	(1,289)	(<1%)
Equity in net earnings of unconsolidated companies	3,821	1%	3,781	1%	9,104	1%	8,201	1%	5,283	1%
Interest income and other, net	499	<1%	538	<1%	1,121	<1%	1,278	<1%	622	<1%
Loss on early extinguishment of debt	—	—	(4,144)	(1%)	—	—	(4,144)	(<1%)	—	—
Interest and other debt costs, net	(12,559)	(3%)	(9,918)	(3%)	(25,688)	(3%)	(18,831)	(3%)	(13,129)	(3%)
Earnings before income taxes	$81,892	21%	69,839	19%	139,383	18%	109,422	16%	57,491	15%

The company’s revenues, day-based vessel utilization percentages and average day rates by vessel class and in total for the quarters and the six-month periods ended September 30, 2014 and 2013 and for the quarter ended June 30, 2014, were as follows:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2014	2013	2014	2013	2014
REVENUE BY VESSEL CLASS (In thousands):
Americas fleet:
Deepwater	$91,403	61,811	173,685	116,843	82,282
Towing-supply	34,387	30,861	63,904	58,531	29,517
Other	8,223	9,257	16,407	16,799	8,184
Total	$134,013	101,929	253,996	192,173	119,983
Asia/Pacific fleet:
Deepwater	$27,675	19,923	51,917	44,215	24,242
Towing-supply	17,338	16,559	32,375	34,281	15,037
Other	976	948	1,946	1,890	970
Total	$45,989	37,430	86,238	80,386	40,249
Middle East/North Africa fleet:
Deepwater	$19,254	15,732	38,721	31,584	19,467
Towing-supply	28,715	28,763	63,994	53,260	35,279
Other	868	875	1,661	1,739	793
Total	$48,837	45,370	104,376	86,583	55,539
Sub-Saharan Africa/Europe fleet:
Deepwater	$89,193	106,541	180,884	193,792	91,691
Towing-supply	54,617	56,772	110,053	111,632	55,436
Other	18,303	15,626	36,915	30,732	18,612
Total	$162,113	178,939	327,852	336,156	165,739
Worldwide fleet:
Deepwater	$227,525	204,007	445,207	386,434	217,682
Towing-supply	135,057	132,955	270,326	257,704	135,269
Other	28,370	26,706	56,929	51,160	28,559
Total	$390,952	363,668	772,462	695,298	381,510

UTILIZATION:
Americas fleet:
Deepwater	91.9%	72.3	90.4	74.9	88.7
Towing-supply	70.3	49.5	66.5	46.3	62.7
Other	76.9	91.6	73.0	86.8	69.3
Total	80.9%	63.9	77.9	62.0	74.8
Asia/Pacific fleet:
Deepwater	82.4%	80.1	76.6	86.4	70.6
Towing-supply	93.6	73.0	92.1	68.5	90.7
Other	100.0	100.0	100.0	100.0	100.0
Total	89.6%	75.8	86.6	73.9	83.5
Middle East/North Africa fleet:
Deepwater	80.4%	81.2	76.2	86.1	72.1
Towing-supply	71.1	86.1	82.2	79.1	93.6
Other	100.0	81.8	96.0	57.9	91.9
Total	74.7%	84.7	81.3	78.9	87.8
Sub-Saharan Africa/Europe fleet:
Deepwater	85.5%	88.8	85.9	84.0	86.3
Towing-supply	78.5	66.8	76.8	67.2	75.3
Other	71.3	72.5	74.7	71.4	78.1
Total	77.9%	75.0	78.7	73.4	79.5
Worldwide fleet:
Deepwater	87.0%	81.9	85.4	81.6	83.8
Towing-supply	76.2	66.3	77.3	63.5	78.4
Other	73.9	77.3	75.4	74.4	76.9
Total	79.3%	73.2	79.5	71.0	79.8

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2014	2013	2014	2013	2014
AVERAGE VESSEL DAY RATES:
Americas fleet:
Deepwater	$31,233	31,953	31,206	30,894	31,175
Towing-supply	17,309	15,520	16,954	15,348	16,559
Other	8,304	7,843	8,570	7,423	8,856
Total	$22,701	19,974	22,578	19,493	22,443
Asia/Pacific fleet:
Deepwater	$39,841	37,812	40,798	38,610	41,948
Towing-supply	14,387	12,430	13,717	12,729	13,017
Other	10,609	10,300	10,633	10,326	10,658
Total	$23,090	19,184	22,601	19,990	22,066
Middle East/North Africa fleet:
Deepwater	$23,078	22,195	24,044	21,685	25,081
Towing-supply	14,171	12,440	13,716	12,498	13,366
Other	4,719	4,750	4,730	4,750	4,742
Total	$16,040	14,156	15,749	14,231	15,502
Sub-Saharan Africa/Europe fleet:
Deepwater	$30,928	30,244	30,665	28,950	30,414
Towing-supply	16,911	15,737	16,889	15,563	16,867
Other	5,937	4,779	5,742	4,830	5,562
Total	$17,628	17,206	17,398	16,617	17,179
Worldwide fleet:
Deepwater	$31,001	30,481	31,030	29,549	31,061
Towing-supply	15,987	14,389	15,615	14,364	15,261
Other	6,523	5,651	6,412	5,576	6,306
Total	$19,415	17,603	19,056	17,299	18,701

The day-based utilization percentages, average day rates and the average number of the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) by vessel class and in total for the quarters and six-month periods ended September 30, 2014 and 2013 and for the quarter ended June 30, 2014, were as follows:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2014	2013	2014	2013	2014
UTILIZATION:
Deepwater vessels
PSVs	88.6%	84.6	87.7	84.3	86.8
AHTS vessels	89.0	87.9	86.3	91.9	83.5
Towing-supply	80.8	85.7	82.8	83.7	84.9
Other	73.6	73.2	75.3	73.3	76.9
Total	82.1%	82.7	82.9	82.0	83.7

AVERAGE VESSEL DAY RATES:
Deepwater vessels
PSVs	$30,575	31,053	30,686	29,911	30,802
AHTS vessels	34,937	28,885	34,542	29,236	34,116
Towing-supply	16,235	14,484	15,870	14,538	15,519
Other	6,963	5,635	6,833	5,739	6,706
Total	$20,303	18,637	19,964	18,303	19,627

AVERAGE VESSEL COUNT:
Deepwater vessels
PSVs	77	73	76	71	76
AHTS vessels	12	11	12	11	12
Towing-supply	105	103	105	103	105
Other	52	52	52	52	52
Total	246	239	245	237	245

The company’s average number of vessels by class and geographic distribution for the quarters and the six-month periods ended September 30, 2014 and 2013 and for the quarter ended June 30, 2014:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2014	2013	2014	2013	2014
Americas fleet:
Deepwater	35	30	34	28	33
Towing-supply	30	44	31	45	31
Other	14	14	14	14	15
Total	79	88	79	87	79
Less stacked vessels	7	24	8	24	8
Active vessels	72	64	71	63	71
Asia/Pacific fleet:
Deepwater	9	7	9	7	9
Towing-supply	14	20	14	21	14
Other	1	1	1	1	1
Total	24	28	24	29	24
Less stacked vessels	—	4	—	4	—
Active vessels	24	24	24	25	24
Middle East/North Africa fleet:
Deepwater	11	9	12	9	12
Towing-supply	31	29	31	30	31
Other	2	2	2	3	2
Total	44	40	45	42	45
Less stacked vessels	—	—	—	2	1
Active vessels	44	40	45	40	44
Sub-Saharan Africa/Europe fleet:
Deepwater	37	43	37	44	38
Towing-supply	45	59	46	58	48
Other	47	49	47	49	47
Total	129	151	130	151	133
Less stacked vessels	7	11	5	11	4
Active vessels	122	140	125	140	129
Active owned or chartered vessels	262	268	265	268	268
Stacked vessels	14	39	13	41	13
Total owned or chartered vessels	276	307	278	309	281
Vessels withdrawn from service	—	1	—	1	—
Joint-venture and other	11	10	11	10	11
Total	287	318	289	320	292

Note (B): Included in total owned or chartered vessels at September 30, 2014 and 2013 and at June 30, 2014, were 15, 37 and 11 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and are included in the calculation of the company’s utilization statistics.

The table below summarizes the various commitments to acquire and construct new vessels, by vessel type, and ROVs as of September 30, 2014:

(In thousands)	Number of Vessels/ROVs	Shipyard Location	Delivery Dates	Total Cost	Amount Invested 9/30/14	Remaining Balance 9/30/14
Towing-supply:
7,145 BHP AHTS	6	International	3/2015-3/2016	$112,885	63,690	49,195
Deepwater
261-foot PSV	6	International	9/2015 - 6/2016
264-foot PSV	1	United States	1/2015
268-foot PSV	2	International	2/2015, 5/2015
275-foot PSV (A)	9	International	11/2014 - 6/2015
292-foot PSV	1	International	5/2016
300-foot PSV	2	United States	9/2015, 2/2016
310-foot PSV	2	United States	11/2015, 2/2016
Total Deepwater PSVs	23			772,194	235,138	537,056
Other:
Fast supply boat	1	International	—	8,014	8,014	—
Total vessel commitments	30			$893,093	306,842	586,251
Total ROV commitments	2	United States	11/2014	$14,818	4,511	10,307
Total commitments	32			$907,911	311,353	596,558

(A)	Two different international shipyards are constructing five and four 275-foot PSVs, respectively.

The table below summarizes by vessel class and vessel type the number of vessels and ROVs expected to be delivered by quarter along with the expected cash outlay (in thousands) of the various commitments as discussed above:

	Quarter Period Ended
Vessel class and type	12/14	03/15	06/15	09/15	12/15	Thereafter
Deepwater PSVs	2	5	5	2	3	6
Towing-supply vessels	—	1	1	1	1	2
Other	—	—	—	—	—	1
Total vessel commitments	2	6	6	3	4	9
Total ROV commitments	2	—	—	—	—	—
Total commitments	4	6	6	3	4	9

(In thousands)
Expected quarterly cash outlay	$123,285	156,020	167,039	34,782	37,922	77,510	(B)

(B)	The $77,510 of ‘Thereafter’ vessel construction obligations are expected to be paid as follows: $26,909 during fiscal 2016 and $50,601 during fiscal 2017.